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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                        Commission File Number 1-9601


     Date of Report (date of earliest event reported): January 17, 2006


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)


               DELAWARE                              43-0618919
    (State or other jurisdiction of     (I.R.S. Employer Identification No.)
     incorporation or organization)

         2503 SOUTH HANLEY ROAD
           ST. LOUIS, MISSOURI                         63144
(Address of principal executive offices)            (Zip Code)



                               (314) 645-6600
            (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     / / Written communications pursuant to Rule 425 under the Securities
         Act.
     / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act. / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act.
     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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                          SECTION 7 - REGULATION FD

ITEM 7.01         REGULATION FD DISCLOSURE.

                  Attached and incorporated herein by reference as Exhibit 99 is a press release issued by K-V Pharmaceutical Company (the "Company") announcing that the Company received a favorable court ruling on its motions for summary judgment in a patent infringement case filed against the Company by AstraZeneca in the District Court for the Eastern District of Missouri based on the Company's submission of ANDAs seeking approval to market generic formulations of Toprol-XL(R) (metoprolol succinate extended-release tablets).

                  In its opinion, issued late in the day on January 17, 2006, the court granted the motions filed by K-V Pharmaceutical Company and its co-defendants Andrx Corporation and Eon Labs for summary judgment of invalidity and unenforceability of both patents that were asserted by AstraZeneca (U.S. Patents 5,001,161 and 5,081,154). Both patents were held invalid, as well as being held unenforceable for inequitable conduct committed by AstraZeneca during prosecution of the patents before the U.S. Patent and Trademark Office.

                  The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) The following exhibit is furnished as part of this report:

                  Exhibit Number                    Description
                  --------------                    -----------

                        99 Press Release dated January 18, 2006, issued by K-V Pharmaceutical Company


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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 20, 2006

                                       K-V PHARMACEUTICAL COMPANY


                                       By: /s/ Richard H. Chibnall
                                          ---------------------------------
                                          Richard H. Chibnall
                                          Vice President, Finance